UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2016

Central Index Key Number of the issuing entity: 0001687374

Morgan Stanley Capital I Trust 2016-BNK2

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact names of sponsors as specified in their charters)

Delaware	333-206582-05	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2016, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance, pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2016 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of Morgan Stanley Capital I Trust 2016-BNK2, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2 (the “Certificates”).

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class E-1, Class E-2, Class E, Class F-1, Class F-2, Class F, Class EF, Class G-1, Class G-2, Class G, Class EFG, Class H-1, Class H-2, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the RR Interest.

The Publicly Offered Certificates were sold to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Academy Securities, Inc., as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to the Underwriting Agreement, dated as of November 4, 2016, between the Registrant, Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) and the Underwriters.

The Privately Offered Certificates were sold to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Academy Securities, Inc., as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of November 4, 2016, between the Registrant, MSMCH and the Initial Purchasers. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The RR Interest was sold by the Registrant to Wells Fargo Bank, National Association, Bank of America, National Association and Morgan Stanley Bank, N.A. (collectively, in such capacities, the “Retaining Parties”) in one or more transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Morgan Stanley Capital I Trust 2016-BNK2, a common law trust fund formed on November 22, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are forty (40) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on forty-three (43) commercial properties. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Wells Fargo Bank, National Association, Morgan Stanley Mortgage Capital Holdings LLC and Bank of America, National Association.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate principal amount of $599,684,000, on November 22, 2016.  The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $4,662,733, were approximately $649,011,008 plus accrued interest from the cut-off date.  Of the expenses paid by the Registrant,

$100,000 were paid directly to affiliates of the Registrant, $50,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $125,000 were expenses paid to or for the Underwriters and $4,387,733 were other expenses.  All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.  The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate principal amount of $89,609,055, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.  Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, dated November 22, 2016 (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in its Prospectus, dated November 7, 2016.  The related registration statement (file no. 333-206582) was originally declared effective on December 9, 2015.

Item 8.01. OTHER EVENTS

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated November 22, 2016.

8.1	Tax Opinion of Sidley Austin LLP, dated November 22, 2016 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Jane H. Lam
Name:	Jane H. Lam
Title:	Vice President

Date: November 22, 2016

EXHIBIT INDEX

Exhibit Number	Description

5.1 8.1 23.1

Legality Opinion of Sidley Austin LLP, dated November 22, 2016.

Tax Opinion of Sidley Austin LLP, dated November 22, 2016 (included as part of Exhibit 5.1).

Consent of Sidley Austin LLP (included as part of Exhibit 5.1).